                                                                    EXHIBIT 10.3

                 UNITED STATES LEAGUE OF SAVINGS INSTITUTIONS         8/85

                           (Illustrative Agreement)

                    WHOLE LOAN SALE AND SERVICING AGREEMENT

THIS SALE AND SERVICING AGREEMENT (the "Agreement") is made in the state of ALABAMA between COLLATERAL MORTGAGE, LTD. (the "Seller") and NEW SOUTH FEDERAL SAVINGS BANK (the "Buyer") for mutual considerations herein evidenced.

     This Agreement governs the sale and transfer by the Seller to the Buyer of mortgage loans ("loan" or "loans") secured by real estate, all as identified in "Addendum A" attached to this Agreement, and the servicing and other incidents thereof. Under this Agreement, from time to time the Seller may offer to sell and the Buyer may agree to buy additional loans. Each loan sold hereunder shall be subject to the warranties, representations and agreements made by the Seller herein. Such warranties and representations are made for the benefit of the Buyer and its successors and designees.

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01. "Guaranteed Loan" means a loan that is guaranteed, including a guarantee to repurchase, in whole or in part, or as to which a commitment to guarantee has been made under the provisions, as time to time amended, of: (a) the Servicemen's Readjustment Act of 1944, or Chapter 37 of Title 38, United States Code; (b) Section 221 or 222 of the Foreign Assistance Act of 1961; (c) the Small Business Act; and (d) the Rural Development Act of 1972.

     Section 1.02. "Insured Loan" means a loan which is insured, in whole or in part, or as to which a commitment for any such insurance has been made under the provisions, as time to time amended, of the National Housing Act of 1934, or the Servicemen's Readjustment Act of 1944, or Chapter 37 of Title 3B, United States Code. Such term also means an education loan which is insured by the U.S. Commissioner of Education under Part B of Title IV of the Higher Education Act of 1965 ("Higher Education Act") as now or hereafter amended, or which is insured by a state which has pledged its full faith and credit to such insurance, or which is insured by a state, or nonprofit private institution or organization with which the U.S. Commissioner of Education has a guaranty agreement under Subsection (c) of Section 428 of the Higher Education Act.

     Section 1.03. "Insured Institution" includes a federal savings and loan association, a savings bank, a building and loan, savings and loan, or homestead association, or a cooperative bank, whose accounts are insured by the Federal Savings and Loans Insurance Corporation ("FSLIC"), and a state or national bank or a savings bank whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC").


     Section 1.04. "Loan" and "Loans" include mortgage loans, and security deeds, trust deeds, and deeds of trust relating to mortgage loans.


     Section 1.05. "Loans Debtor" and "Loan Debtors" mean mortgagors, trustors of trust deeds and deeds of trust, and the grantors of any security deeds relating to mortgage loans.


     Section 1.06. "Servicer" means the Seller, or the person or firm designated by Seller to be responsible for doing the actual servicing and administration of the loans sold under this Agreement.

                                  ARTICLE II

                    GENERAL WARRANTIES AND REPRESENTATIONS


     Section 2.01. Seller's Ownership of Loans Sold and Compliance with Applicable Law. (a) Seller's Ownership. The Seller hereby represents and warrants that it is the sole owner of each loan to be sold under this Agreement and has the authority to sell, transfer, and assign such loans on the terms herein set forth; and there has been no assignment, sale or hypothecation thereof by Seller, except the usual hypothecation of the papers in connection with Seller's normal banking transactions in the conduct of its business.

     (b) Compliance with Applicable Law. The Seller further represents and warrants that as to each loan sold, all appliance federal and state laws, rules and regulations, as from time to time amended, have been complied with, including but not by way of limitation: applicable usury limitations, the applicable laws and regulations governing lending and the FSLIC insurance of accounts, the Real Estate Settlement Procedures Act, the Equal Credit Opportunity Act, the Flood Disaster Protection Act, the Trust-in-Landing Act of 1968, the Depositary Institutions Deregulation and Monetary Control Act of 1980, the Garn-St Germain Depositary Institutions Act of 1982, and all applicable regulations issued pursuant thereto; and that all conditions within the control of Seller and Servicer as to the validity of the applicable insurance or guaranty as required by the National Housing Act of 1934, as amended, and the rules and regulations thereunder, or as required by the Servicemen's Readjustment Act of 1944, and the rules and regulations thereunder, or by the mortgage insurance companies or other insurers, have been properly satisfied, and said insurance or guaranty is valid and enforceable.

     Section 2.02. Seller's Duties. (a) Perfection of Title, and Insurance Maintenance. Seller agrees to do all acts necessary to perfect title to the loans sold under this Agreement in Buyer; and to be responsible at no expense to Buyer for seeing to it that at all times while this Agreement is in force, policies of fidelity, fire, and extended coverage, theft, forgery, and errors and omissions insurance are maintained, and shall furnish proof of such insurance coverage upon demand by Buyer. Such policies shall be in reasonable amounts satisfactory from time to time to Buyer and with acceptable standard coverages indemnifying Buyer against loss satisfactory to Buyer; each hazard insurance policy shall comply with the specifications as set forth in this Agreement.

     (b) Deliver of Documentation. Seller shall sell, assign, and deliver to Buyer with respect to the purchase of each loan sold the following documents, all subject to the approval of Buyer and its legal counsel as to proper form and execution:

     (1) Mortgage note properly endorsed by Seller in accordance with applicable law and regulations, and if an FHA, or a private mortgage insurance company-insured mortgage, duly endorsed by the Federal Housing Commissioner or the private mortgage insurance company, and if a VA mortgage, accompanied by the Loan Guaranty Certificate;

     (2) Mortgage, accompanied by those documents and instruments necessary to record the perfect ownership thereof in Buyer, including separate assignments of rents, if any;

     (3) One or more written appraisal reports, prepared in conformity with [Federal Home Loan Bank Board Memorandum R 41c] and signed, prior to the approval of the loan debtor's application, by a person or persons duly appointed and qualified as appraiser or appraisers by the Seller's board of directors and who has no interest, direct or indirect, in the security property or any loan on the security thereof and who does not receive compensation which is affected by the approval or declining of the loan. Such appraisal shall disclose the market value of the security offered by the loan debtor and contain sufficient information and data concerning the appraised security property to substantiate its market value. In the case of an insured loan or a guaranteed loan, a certification of the valuation assigned to the real estate security by the appraiser accepted by the insuring or guaranteeing agency and furnished to the Seller by such agency;

     (4) Mortgage title insurance policy, exceptions subject to approval of Buyer's legal counsel, and proper assignment thereof, if required, in the event a mortgage assignment is being placed on record;

     (5) Survey of premises identifying the security property by address and legal description, this being required only if the title policy contains an exception as to boundary and building line restrictions or as to anything else that may be determined by a survey of the premises;

     (6) If an FHA mortgage application, the commitment, amortization schedule, notice of transfer and all required documents of a similar nature; if a VA mortgage, all such required documents of a similar nature;

     (7) Hazard insurance policies meeting the specifications as contained in this Agreement;

     (8) Statement showing unpaid principal balance on loan, amount of periodic installments and date to which interest is paid;

     (9) Certified copy of the Seller's resolution authorizing sale of the loan;

     (10) On a loan secured by a junior lien, documentation sufficient to indicate that the total liens on the security property do not exceed applicable loan-to-value ratio requirements;

     (11) Records as required by the applicable FSLIC insurance regulations;

     (12) Appropriate evidence indicating that the loan debtor has received the disclosure materials as required by applicable law and regulations; and

     (13) Seller-attorney's mortgage lien opinion, or paid-up title insurance policy issued by a Seller and Servicer-approved title company in an amount at least equal to the outstanding principal balance of the loan, or other documentary evidence customarily used in the jurisdiction in which the security property is located, affirming the quality and validity of Seller's lien securing the loan, provided however certain documentary evidence that is not required by applicable law, rules and regulations is excepted from the above requirement.

     (c) Reinspection of Security Property. Seller shall require Servicer to reinspect the Security property on any loan sold hereunder which becomes sixty
(60) or more days delinquent.


     Section 2.03. Other Warranties and Representations. (a) Warranties as to Each Loan Sold. Seller represents and warrants as to each loan offered for sale under this Agreement that:

     (1) The applicable loan documents have been duly executed by the loan debtor, acknowledged and recorded; and the loan is valid and complies with all applicable lending laws and regulations;

     (2) The loan debtor has duly executed appropriate evidence indicating that the loan debtor has received the disclosure materials as required by applicable law and regulations;

     (3) The full original principal amount of the loan has been advanced to the loan debtor, either by direct payment, or by payment made on the loan debtor's request or approval; the unpaid principal balance is as stated; all costs, fees and expenses incurred in making, closing and recording the loan have been paid; no part of the security property has been released from the lien of the loan; the terms of the loan have in no way been changed or modified; and the loan is current and not in default;

     (4) Each loan which Seller represents to be insured by a private mortgage insurance company, or to be insured or guaranteed as defined in ARTICLE I of this Agreement, is so insured or guaranteed;

     (5) There is in force a paid-up title insurance policy on the loan or other documentary evidence affirming the quality and validity of Seller's lien securing the loan, meeting the specifications of ARTICLE II, Section 2.02(b)(13) of this Agreement;

     (6) The assignment, if any, of the loan from the Seller to Buyer is valid and sufficient;

     (7) All documents submitted are genuine, and all other representations as to each loan sold are true and correct and meet the requirements and specifications of all parts of this Agreement; and

     (8) There is in force such flood insurance policy as is required under the Flood Disaster Protection Act of 1973, as amended, and implementing and other regulations; and

     (9) The improvements on the premises securing each loan are kept insured by hazard insurance policies issued by a company acceptable to Buyer: (1) in an amount at least equal to the outstanding principal of the loan, or the full insurable value of the improvements, whichever is less, (ii) of a type substantially in the form of and at least as protective as the fire and extended coverage contained in the "New York" loss mortgage clause (also known as "standard" or "union" loss mortgage clause) which provides that the Seller's hazard insurance is not invalidated by acts of the loan debtor, and (iii) containing suitable provisions for payment on all present and future loans on the security property in order of precedence.

     (b) Without Recourse Statement. Seller further represents and warrants that there is in its possession a signed opinion by its attorney seating whether the terms of this Agreement provide a sale without recourse.

                                  ARTICLE III

                   ADMINISTRATION AND SERVICING OF THE LOAN


     Section 3.01. Identification of Servicer. The Servicer of the loan or loans sold pursuant to this Agreement is COLLATERAL MORTGAGE, LTD. Seller agrees that Servicer will not be changed without Buyer's consent, and in the event of any such change, Seller's warranties herein as to the servicing of loans shall continue in effect.

     Section 3.02. Servicer's and Loan Debtor's Compliance with Law. The Seller hereby represents and warrants that Servicer will comply with, and that Servicer will use its best efforts to cause each loan debtor to comply with, all applicable state and federal laws, rules and regulations, or requirements of the private mortgage insurance companies, including those requiring the giving of notices. Where applicable, Seller warrants that Servicer will comply with: (a) the National Housing Act of 1934, as from time to time amended, or with the Servicemen's Readjustment Act of 1944, as amended, and with all applicable rules and regulations issued thereunder, and (b) the requirements of private mortgage insurance companies, including the giving of all notices and the submitting of all claims required to be given or submitted to the Federal Housing Administration, the Veterans Administration, or to the private mortgage insurance company to the end that the full benefit of either the Federal Housing Administration insurance, the guaranty of the United

States of America, or the private mortgage insurance will inure to Buyer. Seller warrants that Servicer will forward copies of all such notices or claims to Buyer if requested by Buyer.

     Section 3.03. Collection, Remittance and Accounting Warranties. Until the principal and interest of each loan sold hereunder is paid in full, Seller warrants that Servicer shall:

     (a) Proceed diligently to collect all payments due under the terms of each loan as they become due;

     (b) Keep a complete, accurate and separate account of and properly apply all sums collected by it from the loan debtor on account of each loan sold hereunder for: principal and interest, taxes, assessments and other public charges, hazard insurance premiums and FHA insurance or mortgage insurance premiums. Upon request, furnish Buyer with evidence acceptable to Buyer of all expenditures for taxes, assessments and other public charges, hazard insurance premiums and FHA insurance or mortgage insurance premiums;

     (c) Deposit all funds received in behalf of the loans sold under this Agreement in a segregated trust or custodial demand deposit account in an insured institution designated by Buyer. Such account shall be held by the Servicer as trustee or custodian which shall maintain detailed records to show the respective interests of each individual loan debtor in the account. Each such account shall be established and maintained in a manner which complies with the applicable rules and regulations of the FDIC or FSLIC;

     (d) From the funds so deposited: (1) pay promptly to the proper parties when and if due FHA insurance premiums, mortgage insurance premiums, taxes, special assessments, ground rents, and premiums on hazard insurance policies, and (2) on or before the 10th of each month deliver to Buyer all amounts of principal and interest collected under the loan and in the event that such collected funds are not received by Buyer on such date, Seller shall be subject to a late charge of 4% of the amount of such collected funds not received and such charge shall be payable on demand by Buyer; and

     (e) Submit to Buyer at least annually an accounting of the balances in each trust or custodial account, together with a certificate that all disbursements were made for proper purposes, and that all payments required to be made hereunder have been made, with exceptions, if any.

     Section 3.04. Loan and Other Prepayments. Seller warrants that Servicer will not accept any prepayment of mortgage principal on any loan sold hereunder except as authorized by applicable law and regulations, and provided by the terms of the applicable mortgage instrument. In the event that a total prepayment is made on any loan sold hereunder, the Seller warrants that Servicer will segregate and deliver within 10 working days thereof to Buyer the amount of principal prepaid and collected,and the maximum amount of prepayment penalty authorized and collected under the terms of the applicable mortgage instrument and in accordance with applicable law, rules and regulations as from time to time amended. If Buyer does not receive within the period specified above such collected prepayment and any prepayment penalty, Seller shall be subject to a late charge of 1% of such prepayment and any prepayment penalty not received; and such late charge shall be payable on demand by Buyer. Funds received on the account of the loan debtor for the purpose of paying taxes, assessments, insurance premiums, or other similar purpose will be retained and disbursed by the Servicer.

     Section 3.05. Loan Debtor's Failure to Perform. Seller warrants that in the event any loan debtor fails to make a payment to said Servicer required to be made under the terms of the applicable loan that Servicer will notify Buyer of such fact within thirty (30) days after the payment shall have become due and payable; and Servicer will use due diligence to ascertain, and forthwith will notify Buyer of the failure of any loan debtor to perform any other obligation under the applicable loan, and also of any of the following which might come to the attention of the Servicer:

     (a) The vacating of or any change in the occupancy of any premises securing a loan sold under this Agreement;

     (b)  The sale or transfer of any such premises;

     (c) The death, bankruptcy, insolvency or other disability of any loan debtor which might impair ability to repay the loan;

     (d) Any loss or damage to any such premises, in which event, in addition to notifying Buyer, Seller shall see to it that the insurance companies concerned are promptly notified by Servicer; and

     (e) Any lack of repair or any other deterioration or waste suffered or committed in respect to the premises securing the loan.

It is understood, however, that no notice need be given to the Buyer of any facts other than those of which Seller or Servicer shall have actual notice, and those of which Servicer would, except for its negligence, have had notice.

     Section 3.06. Foreclosure or Other Acquisition of Security Property. Seller warrants that Servicer will upon the request and under the direction of Buyer assist in: (a) the foreclosure or other acquisition of the property securing a loan sold hereunder, (b) the transfer of such property to the FHA or VA where appropriate, and (c) the collection of any applicable mortgage insurance; and pending completion of these steps, protect such property from waste and vandalism. At the option of Buyer, Buyer may assign such mortgage to the Servicer which will then conduct all such proceedings in its own name, promptly thereafter assigning or conveying to the Buyer any title, equity, or other property or right acquired by such proceedings. Seller warrants that Servicer will have title to the property conveyed in the name designated by Buyer. Buyer agrees to reimburse Servicer for its reasonable out-of-pocket expenses so incurred under this section, including attorney's fees. In the case of voluntary deed in lieu of foreclosure, and purchase by Buyer, or for its account. Seller warrants that Servicer will protect the security property while so owned. Seller warrants that Servicer will manage, operate, improve, rent and sell such real estate. All these operations shall be on terms and as determined and directed by Buyer from time to time. Upon the sale of such security property, on terms as specified by Buyer, if payments are deferred and payable under a loan contract. Seller warrants that Servicer will service such loan until completely liquidated, upon the terms provided for the servicing of loans herein.

     Section 3.07. Custody of Insurance Policies. Seller warrants that Servicer shall hold for Buyer's account such insurance policies and renewals, as required by this Agreement, and if directed by Buyer, to deliver such policies to Buyer.

     Section 3.08. Servicer's Furnishing of Financial Condition Statement. Upon Buyer's request, Seller warrants that Servicer shall furnish a detailed statement of its financial condition, and shall give to the Buyer or its authorized representative an opportunity at any time during normal business hours to examine Servicer's books and records. Seller warrants that Servicer shall cause a certified public accountant employed by it to provide Buyer, not later than ninety (90) days after the close of Servicer's fiscal year, with a certified statement of Servicer's financial condition as of the close of its fiscal year.

     Section 3.09. Records Maintenance. Seller warrants that Servicer will keep records satisfactory to Buyer pertaining to each loan sold hereunder, and such records shall be the property of Buyer and upon termination of this Agreement shall be delivered to Buyer.

     Section 3.10. Other Servicer Duties. Until the principal and interest of each loan sold hereunder is paid in full, Seller warrants that Servicer shall perform such other customary duties, furnish such reports and execute such other documents in connection with its duties hereunder as Buyer from time to time reasonably may require.

     Section 3.11. Servicer's Fees. Servicer shall retain as full compensation for all services performed hereunder the earned portion of the servicing fee as agree to by Buyer in the applicable commitment to purchase a specific loan or a block of loans. The Servicer also shall retain any late charges collected from the loan debtor pursuant to the terms of the loan, or any other HUD or VA allowable fees. Generally, such compensation shall be earned, computed and payable as of the time interest in each individual loan is paid to Buyer, except that compensation represented by late charges, if any, shall be earned and computed only upon loans on which payment of interest actually occurs. No additional compensation shall be payable to Servicer provided that: (a) in the event of the termination of this Agreement pursuant to ARTICLE V, Section 5.01(d) of this Agreement, Servicer may receive such additional compensation as is evidenced by cash commitment to purchase made by the Buyer; (b) the compensation of Servicer for work done under ARTICLE III.

Section 3.06 of this Agreement shall be the customary compensation in its market for such services; and (c) in the event Buyer sells all or any part of its interest in the loans covered by this Agreement to a third party or parties, including the sale of participation ownership interests therein (whether such resales are by Buyer or Buyer's successors or assignees), then an additional service fee of 1/12 of 1/10 of 1% per month shall be payable by each such subsequent buyer thereof, and such fee shall be deducted from each monthly remittance to each such subsequent buyer.

     Section 3.12. Other Warranties and representations. Seller warrants their Servicer will not waive, modify, release or consent to postponement on the part of the loan debtor of any term or provision of the loan contract without the written consent of Buyer.

                                  ARTICLE IV

           SALE OF LOAN OR PARTICIPATION INTERESTS TO THIRD PARTIES

     In the event Buyer sells all or any part of its interests in loans covered by this Agreement to a third party or parties, including the sale of participation ownership interests therein, such third parties shall succeed to all of the rights of Buyer hereunder for the portion purchased and this Agreement shall remain in full force and effect. In such event, Seller warrants that Servicer will remit all principal and interest installments collected under the loans directly to such third party or parties by or before the 10th of each month, after deduction of the service fee as provided in this Agreement. The obligation to make direct remittances and to execute and deliver all appropriate notices required by this Agreement to such third party or parties shall arise upon thirty-days' (30) written notice of such assignment delivered by such subsequent buyers to Servicer.

                                   ARTICLE V

                         TERMINATION OF THIS AGREEMENT

     Section 5.01. Loans Being Serviced. The Buyer may, by delivering notice to Seller, terminate this Agreement as to loans being serviced if:

     (a) Seller, in the sole opinion of the Buyer, fails to perform its obligations hereunder;

     (b) Seller or Servicer becomes insolvent or bankrupt or is placed under conservatorship or receivership;

     (c) Seller assigns or attempts to assign its rights and obligations hereunder, without written consent of Buyer; and

     (d) In any event and without cause, upon delivering thirty-days' (30) written notice and payment to Seller of a sum equal to 1% of the aggregate principal amounts then outstanding of all the loans subject to this Agreement.

     Section 5.02. Future Acceptance of Loans. This Agreement may be terminated as to the future acceptance of loans by either party at any time upon delivering thirty-days' (30) written notice of termination to the other party, but such termination shall not in any respect change or modify the obligation of Seller with respect to the servicing of loans already accepted, and Seller shall continue to be responsible for the servicing of such loans unless Buyer shall set to terminate this Agreement in accordance with the provisions contained herein.

     Section 5.03. Seller's Duties. Upon termination of this Agreement, Seller warrants that Servicer will account for and turn over to Buyer all funds collected under each loan sold hereunder, less only the compensation then due Servicer, and deliver to Buyer all records and documents that it may have in its possession relating to each such loan.

                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS

     Section 6.01. Repurchase of Loans. Seller, upon Buyer's request, agrees to repurchase any loan covered by this Agreement within 18 months after date of Buyer's remittance if any misstatement of material fact, intentional or otherwise, is disclosed by actual inspection by Buyer or its representative, or otherwise, for an amount equal to such loan's then unpaid principal, plus accrued interest and costs incurred by Buyer for action taken, but this provision shall not apply to FHA-insured or VA-guaranteed mortgages. This provision shall also not apply to private mortgage insurance company-insured loans, unless any claim hereunder is denied by the insurance company because of any such misstatement of material fact. In the case of insured or guaranteed loan, if the FHA insurance, the VA guaranty, or the insurance of a private mortgage insurance company with respect to any of the loans sold hereunder lapses as a result of Seller's or Servicer's act or omission, Seller upon Buyer's request shall promptly repurchase such loans. Such repurchase shall be for an amount equal to such loan's then unpaid principal, plus accrued interest and costs incurred by Buyer for action taken.

     Section 6.02. "Doing Business" Registration and Fees. On the request of Buyer, Seller shall arrange for appropriate registration and payment of any fee which might be required under the laws of the state where the security property its located, in connection with doing business by Buyer in such state. Seller's cost is to be reimbursed by Buyer upon submission of a statement.

     Section 6.03. Appointment of Trustee. It is agreed by Buyer and Seller that the appointment of any trustees under any trust deeds or deeds of trust shall be subject to the approval of Buyer.

     Section 6.04. Effect of ARTICLE and Section Headings. The ARTICLE and Section headings herein are for convenience only and shall not affect the construction of this Agreement.

     Section 6.05. Document Contains Entire Agreement. This document contains the entire agreement between the parties hereto and cannot be modified in any respect except by an agreement in writing. The invalidity of any portion of this Agreement shall in no way affect the balance thereof. This Agreement shall remain in effect until Buyer's interests in all of the loans sold hereunder, including the underlying security, are liquidated completely.

     Section 6.06.  (See back)

IN WITNESS HEREOF, each party has caused its corporate seal to be affixed hereto and this instrument to be signed in its corporate name on its behalf by its proper officials duly authorized.

                       This 31st day of December, 1986.

                       COLLATERAL MORTGAGE, LTD., SELLER
                       --------------------------

                      BY         Charles Wall
                        ------------------------------
                                VICE PRESIDENT

                               /s/ Darlene Moore
                        ------------------------------
                                   SECRETARY

                     NEW SOUTH FEDERAL SAVINGS BANK, BUYER
                     ------------------------------

                       BY     William Stigler
                         ----------------------------
                          EXECUTIVE VICE PRESIDENT

                                Sharon S. Cooke
                         ----------------------------
                              ASSISTANT SECRETARY

     Section 6.06. Loans Previously Serviced by Collateral Investment Company It is hereby acknowledged and accepted that the servicing of all whole loans previously serviced by Collateral Investment Company for the benefit of New South Federal Savings Bank is hereby transferred to Collateral Mortgage, Ltd. and the servicing of those loans by Collateral Mortgage, Ltd. for New South Federal Savings Bank shall be performed under the terms of this Agreement. The servicing fee on said loans shall be a rate of 3/8's of 1% per annum payable in accordance with Section 3.11.

                  (Illustrative Loan Identification Schedule)

                                 ADDENDUM A       Page _______of ________ Pages

                          LOAN IDENTIFICATION SCHEDULE

Name of Seller _______________________             Date of Schedule __________
Name of Mortgagee,                                 Total Number of
 if not Seller _______________________             Loans on All Pages _______
Name of Servicer,
 if not Seller _______________________

     Type of Loans: [_] Adjustable 1st Mortgage     Indicate, if applicable:
                    [_] Adjustable Junior Mortgage         [_] FHA
                    [_] Fixed-Rate 1st Mortgage            [_] VA
                    [_] Fixed-Rate Junior Mortgage         [_] Private Insurance

=======================================================================================

  Seller's                        Date of   Date of Mortgage  Recordation  Servicing
  Loan No.  Name of Loan Debtor  Mortgage     Recordation    Document No.  Fee Basis
---------------------------------------------------------------------------------------